Exhibit 10.12

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406.

EXECUTION VERSION

SOFTGEL COMMERCIAL MANUFACTURING AND PACKAGING AGREEMENT

This Softgel Commercial Manufacturing and Packaging Agreement (“Agreement”) is made this 21st day of March, 2011, by and between Catalent Pharma Solutions, LLC, a Delaware limited liability company, having a place of business at 14 Schoolhouse Road, Somerset, New Jersey 08873 (“Catalent”) and Insys Therapeutics, Inc., a Delaware corporation, having its principal place of business at 10220 S. 51st Street, Suite 2, Phoenix, AZ 85044 (“Client”).

RECITALS

A. Catalent provides certain pharmaceutical development, manufacturing, packaging, and analytical testing services to the pharmaceutical industry;

B. Client has certain technology relating to certain pharmaceutical products and wants Catalent to assist in the formulation, filling, packaging and testing of such products as provided in this Agreement and the attachments hereto;

C. Client desires to engage Catalent to provide certain services to Client in connection with the processing and packaging of Client’s Product (defined below); and Catalent desires to provide such services pursuant to the terms and conditions set forth in this Agreement.

THEREFORE, in consideration of the mutual covenants, terms and conditions set forth below, the parties agree as follows:

ARTICLE 1

DEFINITIONS

The following terms have the following meanings in this Agreement:

1.1 “Act” means the U.S. Federal Food, Drug and Cosmetic Act and its amendments.

1.2 “Affiliate(s)” means, with respect to Client or any third party, any corporation, firm, partnership or other entity that controls, is controlled by or is under common control with such entity; and with respect to Catalent, any corporation, firm, partnership or other entity controlled by Catalent Pharma Solutions, Inc. For purposes of this definition, “control” shall mean the ownership of at least 50% of the voting share capital of entity or any other comparable equity or ownership interest.

1.2a “API” means the pharmaceutically active potent, generic compound dronabinol described in Exhibit C that has been released by Client and provided to Catalent, along with a certificate of analysis, in accordance with the API Specifications and as further provided in this Agreement. The parties acknowledge that the API is a Schedule I controlled substance under Applicable Law, including Drug Enforcement Agency regulations.

1.2b “API Specifications” means the Specifications set forth on Exhibit C.

1.3 “Applicable Laws” means all laws, ordinances, rules and regulations, as amended from time to time, of the Territory applicable to the Processing and Packaging of the Product or any aspect thereof and the obligations of Catalent or Client, as the context requires under this Agreement, including, without limitation, (A) all applicable federal, state and local laws and regulations of the United States; (B) the Act, and (C) the Good Manufacturing Practices promulgated by the Regulatory Authorities, as amended from time to time (“GMPs”).

1.4 “Batch” means defined quantity of finished drug product that has been or is in the process of being Processed or Packaged in accordance with the Specifications.

1.5 “Calendar Quarter” means a period of three (3) consecutive months commencing on January 1, April 1, July 1, or October 1 of any calendar year.

1.6 “Catalent Defective Packaging” has the meaning set forth in Section 5.1.

1.7 “Catalent Defective Processing” has the meaning set forth in Section 5.1.

1.8 “Catalent Technology” shall have the meaning set forth in Article 11.

1.9 “Change Order” shall have the meaning set forth in Section 4.5A.

1.10 “Client Supplied Materials” means any materials to be supplied by or on behalf of Client, including API, to Catalent for Processing or Packaging, as provided in Exhibit C.

1.11 “Commencement Date” means the first date upon which a Regulatory Authority approves Catalent as the manufacturer of the Product.

1.12 “Confidential Information” shall have the meaning set forth in Section 10.2.

1.13 “Contract Year” means each consecutive twelve (12) month period beginning on the Commencement Date.

1.14 “Client Technology” shall have the meaning set forth in Article 11.

1.15 “Defective Packaged Product” has the meaning set forth in Section 5.1.

1.16 “Defective Product” shall have the meaning set forth in Section 5.1.

1.17 “Dispute” shall have the meaning set forth in Section 18.9.

1.18 “Dosage Container” means any final dosage form container(s) the parties may agree upon in writing from time to time.

1.18 “Effective Date” means the date this Agreement was fully executed.

1.20 “Facilities” means Catalent’s facilities located in Somerset, NJ, Philadelphia, PA, or such other facility as mutually agreed to in writing by the parties.

1.21 “FDA” means the United States Food and Drug Administration.

1.22 “Firm Commitment” shall have the meaning set forth in Section 4.2.

1.23 “Minimum Requirement” shall have the meaning set forth in Section 4.1.

1.24 “Package” or “Packaging” means the labeling and packaging of bulk Product into primary and secondary packaging in accordance with the Packaging Specifications and the terms and conditions of this Agreement.

1.25 “Packaged Product” means Refrigerated Product or Room Temperature Product (as defined below) that is Packaged in accordance with the Packaging Specifications and under the terms of this Agreement.

1.26 “Process” or “Processing” means the compounding, filling, encapsulation, producing and/or bulk packaging of the API and Raw Materials into Product in accordance with the Specifications and the terms and conditions set forth in this Agreement.

1.27 “Processing Date” means the day on which the Product is to be compounded by Catalent.

1.28 “Product” means the fully compounded bulk drug product containing the API provided by Client and Processed and bulk packaged in accordance with the Specifications. The parties also acknowledge that the Product, upon approval of the associated ANDA by the FDA, is a Schedule III controlled substance under Applicable Law, including Drug Enforcement Agency regulations. The Product may be either a compounded bulk drug product containing the API that requires refrigeration (“Refrigerated Product”) or a compounded bulk drug product containing the API that does not require refrigeration (“Room Temperature Product”) and references to “Product” hereunder refer to both Refrigerated Product and Room Temperature Product.

1.29 “Product Maintenance Fee for Processing” shall have the meaning set forth in Section 7.2.

1.30 “Product Maintenance Fee for Packaging” shall have the meaning set forth in Section 7.2.

1.31a “Purchase Order” shall have the meaning set forth in Section 4.3.

1.31b “Quality Agreement(s)” shall have the meaning set forth in Section 9.7.

1.32 “Raw Materials” means all raw materials, supplies, components and packaging necessary to manufacture and ship the Product in accordance with the Specifications, as provided in Exhibit A, but not including the API.

1.33 “Recall” shall have the meaning set forth in Section 9.6.

1.34 “Regulatory Approval” shall have the meaning set forth in Section 7.5.

1.35 “Regulatory Authority” means any governmental regulatory authority within the United States involved in regulating any aspect of the development, manufacture, market approval, sale, distribution, packaging or use of pharmaceutical or medicinal products.

1.36 “Rolling Forecast” shall have the meaning set forth in Section 4.2.

1.37 “Softgel Technology” means Catalent’s proprietary technology, whether or not patented or patentable, for the manufacture of softgels for various uses, including the oral administration of pharmaceutically active ingredients (including health and nutritional substances). The Softgel Technology includes proprietary know-how relating to (i) the development of fill and shell formulations, (ii) the design and use of the encapsulation process to enhance stability, solubility, bioavailability and manufacturability of active ingredient chemical entities in softgels, (iii) the selection and preparation of solvents, vehicles, excipients, surfactants, stabilizers, gelatin and gelatin substitutes, plasticizers and other components of the liquid fill and the shell and (iv) certain encapsulation, drying and related manufacturing techniques and machinery for making experimental, clinical, or commercial quantities of softgels.

1.38 “Specifications” means the Processing or Packaging procedures, requirements, standards, quality control testing and other data and the scope of services as set forth in Exhibit A, which are hereby incorporated by reference into this Agreement, along with any valid amendments or modifications thereto, subject to the terms and conditions set forth in Article 8.

1.39 “Term” shall have the meaning set forth in Section 16.1.

1.40 “Territory” means the United States of America, and its possessions and territories.

1.41 “Unit Pricing” shall have the meaning set forth in Section 7.1.

ARTICLE 2

PROCESSING & RELATED SERVICES

2.1 Supply and Purchase of Product. Client will purchase exclusively from Catalent, and Catalent will be the exclusive, supplier to Client for all of Client’s and its Affiliates’ requirements of Product (Refrigerated Product and Room Temperature Product) and Packaged Product (Refrigerated Product and Room Temperature Product) for the term of this Agreement. Sales of Product and Packaged Product by Affiliates of Client shall be deemed to be made by Client for this purpose, and Catalent may assign to its Affiliates, as appropriate, responsibilities for compliance or partial compliance with its responsibilities hereunder.

2.2 Product Maintenance and Other Related Services. During the Term and subject to Client’s payment of the Product Maintenance Fee for Processing and the Product Maintenance Fee for Packaging as set forth in Section 7.2, Client shall be entitled to the following product maintenance services with respect to Processing: […***…] access to document library […***…] Product document and Sample storage relating to GMP requirements; […***…] and with

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respect to Packaging, […***…] as applicable. For the avoidance of doubt, the following services are not included in product maintenance services: […***…] for the Product or the Packaged Product, and Packaged Product […***…]. Catalent shall provide other services upon terms and conditions agreed to by the parties in writing from time to time.

ARTICLE 3

MATERIALS

3.1 API.

A. Client shall supply to Catalent for Processing, at Client’s sole cost, the API and applicable reference standards in quantities sufficient to meet Client’s requirements for each Product as further set forth in Article 4. Prior to delivery of any of the API or reference standard to Catalent for Processing, Client shall provide to Catalent a copy of the API Material Safety Data Sheet (“MSDS”), as amended, and any subsequent revisions thereto. Client shall supply the API, reference standards, and certificate of analysis […***…] the Facility no later than […***…] before (but not earlier than […***…] before) the scheduled Processing Date upon which such API will be used by Catalent for Processing. Client shall be responsible at its expense for securing any necessary DEA, export, or import clearances or permits required in respect of supply to Catalent of such items. Upon receipt of the API, Catalent shall conduct release testing of the API as per the Specifications. Catalent shall use the API solely and exclusively for Processing under this Agreement.

B. All API provided by Client shall meet the API Specifications that apply thereto, and shall be produced in accordance with all applicable federal, state and local laws and regulations, including, without limitation, cGMPs.

C. Catalent shall inspect API as received to verify its identity and shall give Client oral and written notice of any nonconformity with the API Specifications within […***…] of receipt of API by Catalent. Catalent shall inform Client of any API nonconformity within […***…] from receipt of nonconformity testing results. Client shall provide a certificate of analysis with each delivery of API and such certificate shall be the basis for drug potency.

D. Client shall retain title to API at all times and shall bear the risk of loss thereof, subject to the exceptions set forth in Section 14.1.

3.2 Raw Materials.

A. Catalent shall be responsible for procuring, inspecting and releasing adequate Raw Materials as necessary to meet the Firm Commitment, unless otherwise agreed to by the parties in writing. Unless a particular Raw Material can be replaced with the same raw material from another supplier, Catalent shall not be liable for any delay in delivery of Product or Packaged Product if (1) Catalent is unable to obtain, in a timely manner, a particular Raw Material necessary to Process or Package the Product, (2) Catalent placed orders for such Raw

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Materials promptly following receipt of Client’s Firm Commitment and (3) such delay did not result, in whole or in part, from the negligence or willful misconduct of Catalent.

B. In certain instances, Client may require a specific supplier, manufacturer or vendor (“Supplier”) to be used for a Raw Material. In such an event, (i) such Supplier will be identified in the Specifications, (ii) Client shall be responsible for the timeliness, quantity and quality of supply of Raw Materials from such Supplier, subject to Catalent’s compliance with its obligations set forth in Section 3.2A, (iii) Catalent shall not be liable for any defects in Raw Materials or in Packaging or Packaged Product as a result of such defective Raw Materials from such Supplier, or in Product or Packaged Product as a result of such defective Raw Materials, unless Catalent failed to properly perform any testing required by the Specifications, and (iv) the Raw Materials from such Supplier shall be deemed, for purposes of liability hereunder, Client-supplied Materials. If the cost of the Raw Material from any such Supplier is greater than Catalent’s costs for the same raw material of equal quality from other suppliers, Catalent shall add the difference between Catalent’s cost of the Raw Material and the Supplier’s cost of the Raw Material to the Unit Pricing. Client will be responsible for all costs associated with qualification of any such Supplier who has not been previously qualified by Catalent. In the case of Raw Materials in respect of which Client requires a specific Supplier to be used, Catalent shall not be liable for any delay in delivery of Product if Catalent is unable to obtain, in a timely manner, such particular Raw Material necessary to Manufacture or Package the Product, provided that Catalent placed orders for such Raw Materials promptly following receipt of Client’s Firm Commitment.

3.3 Artwork and Packaging. If applicable, Client shall provide or approve, prior to the procurement of applicable components, all artwork, advertising and packaging information necessary to Process or Package the Product. Such artwork, advertising and packaging information is and shall remain the exclusive property of Client, and Client shall be solely responsible for the content thereof. Such artwork, advertising and packaging information or any reproduction thereof may not be used by Catalent following the termination of this Agreement, or during the Term of this Agreement in any manner other than solely for the purpose of performing its obligations hereunder.

3.4 Reimbursement for Materials. In the event of (A) a Specification change for any reason, (B) termination or expiration of this Agreement; or (C) obsolescence of any Raw Material, Client shall bear the cost of any unused Raw Materials (including packaging materials at […***…]), provided that Catalent purchased such Raw Materials in quantities consistent with Client’s most recent Firm Commitment and the supplier’s minimum purchase requirements.

ARTICLE 4

MINIMUM COMMITMENT, PURCHASE ORDERS & FORECASTS

4.1 Minimum Requirement. During each Contract Year, Client shall purchase the minimum number of units of Product (“Minimum Requirement”) set forth on Exhibit B.

If Client does not purchase such Minimum Requirement during any Contract Year, within […***…] after the end of such Contract Year, Client shall pay Catalent the difference between (A) the total amount Client would have paid to Catalent if the Minimum Requirement had been

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fulfilled for the Product and (B) the sum of all purchases from Catalent for the Product during the just-concluded Contract Year.

4.2 Forecast. Client shall provide Catalent with a […***…] non-binding long range forecast on the first (1st) day of each Contract Year. On or before the first (1st) day of each calendar quarter, beginning at least […***…] prior to the anticipated Commencement Date, Client shall furnish to Catalent a written […***…] rolling forecast of the quantities of Product that Client intends to order from Catalent during such period (“Rolling Forecast”). Such Rolling Forecast shall include detailed ordering requirements for each of Processing and Packaging. With respect to Packaging, Client shall provide detailed instructions as to the packaging configuration and requested delivery date for Packaged Product. The first […***…] of such Rolling Forecast shall constitute a binding order for the quantities of Product and Packaged Product specified therein (“Firm Commitment”) and the following […***…] of the Rolling Forecast shall be non-binding, good faith estimates.

4.3 Purchase Orders. Post-approval of the Product by the FDA, on or before the first (1st) day of each calendar quarter, Client shall submit a purchase order for the Firm Commitment portion of the Processing, which specifies the actual number of Batches to be Processed and Packaged, the approximate number of Dosage Containers in each Batch, and the requested delivery dates for each Batch (“Purchase Order”). Client shall submit each Purchase Order to Catalent at least […***…] in advance of the delivery date requested in the Purchase Order; no Purchase Order may be for less than […***…] per run. If Catalent accepts a Purchase Order, Catalent shall promptly issue an order acknowledgement (“Acknowledgement”), including the Processing Dates and the expected delivery date. In the event of a conflict between the terms of any Purchase Order and this Agreement, this Agreement shall control. Upon the request of Client, Catalent shall use commercially reasonable efforts to supply Client with quantities of Product and Packaged Product which are up to […***…] in excess of the quantities specified in the Firm Commitment, subject to Catalent’s other supply commitments and manufacturing and equipment capacity; provided, however, that Catalent’s failure to supply Client with quantities in excess of the quantities specified in the Firm Commitment shall not constitute a breach of this Agreement by Catalent.

4.4 Catalent’s Cancellation of Purchase Orders. Notwithstanding the terms and conditions set forth in Section 4.5 below, Catalent reserves the right to cancel all, or any part of, a Purchase Order upon written notice to Client, and Catalent shall have no further obligations or liability with respect to such Purchase Order, if Client refuses or fails to make scheduled deliveries of the API. Any such cancellation of Purchase Orders shall not constitute a breach of this Agreement by Catalent nor shall it absolve Client of its obligations in respect of the Minimum Requirement.

4.5 Client’s Modification or Cancellation.

A. Client may modify the delivery date, Specifications or quantity of Product and/or Packaged Product in any Purchase Order only by submitting a written change order (“Change Order”) to Catalent at least […***…] in advance of the earliest scheduled Processing Date for the Processing, and at least […***…] in advance of the earliest scheduled Packaging Date, covered by the Change Order. Such Change Order shall be effective and binding against Catalent only upon the written approval of Catalent, and

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notwithstanding the foregoing, Client shall remain responsible for the Firm Commitment portion of the Rolling Forecast.

B. Notwithstanding any amounts due to Catalent under Section 4.4 or Section 4.1, if Client fails to place Purchase Orders sufficient to satisfy the Firm Commitment, Client shall, within […***…] of receipt of invoice, pay to Catalent the Unit Price for all Units that would have been Processed and Packaged if Client had placed Purchase Orders sufficient to satisfy the Firm Commitment.

C. Neither the changes nor postponement of any Batch of Product or Packaged Product, nor the payment of the fees described in this Section 4.5, will reduce or in any way effect Client’s Minimum Requirement obligations set forth in Section 4.1.

4.6 Unplanned Delay or Elimination of Processing or Packaging. Catalent shall use commercially reasonable efforts to meet the Purchase Orders, subject to the terms and conditions of this Agreement. Catalent shall provide Client with as much advance notice as possible (and will use its best efforts to provide at least […***…] advance notice where possible) if Catalent determines that any Processing or Packaging will be delayed or eliminated for any reason.

4.7 Inspection of Processing or Packaging. Client may base up to […***…] representatives at the Facilities to observe the Processing and Packaging of Product, for a maximum of […***…] per year, provided that Client provides Catalent at least […***…] days’ advance written notice of the attendance of such Client representatives. Such representatives shall abide by all Catalent safety rules and other applicable employee policies and procedures, and Client shall be responsible for such compliance. Client shall indemnify and hold harmless Catalent against any damage caused by any action or activity of such representatives while on Catalent’s premises, except to the extent caused by the negligence or willful misconduct of Catalent. Catalent reserves the right to require such representatives to enter into separate confidentiality agreements prior to entry.

ARTICLE 5

TESTING; SAMPLES; RELEASE

5.1 Discrepant Test Results. In the event of a disagreement between the parties regarding whether the Product meets Specifications, the parties shall cause a mutually agreeable independent third party to review records, test data and to perform comparative tests and/or analyses on samples of the Product or Packaged Product alleged to be non-conforming (“Defective Product” or “Defective Packaged Product”, as applicable). The independent party’s results shall be final and binding. Unless otherwise agreed to by the parties in writing, the costs associated with such testing and review shall be borne by the party found responsible. If the Product is Defective Product or Defective Packaged Product and the cause of the nonconformity is due solely to Catalent’s fault (“Catalent Defective Processing” or “Catalent Defective Packaging”) then Section 5.2 shall apply. For the avoidance of doubt, where the cause of nonconformity cannot be determined or assigned, it shall not be deemed Catalent Defective Processing or Catalent Defective Packaging.

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5.2 Catalent Defective Processing or Catalent Defective Packaging. Catalent will, at its option, either replace or repackage any Defective Product attributable to Catalent Defective Processing or Catalent Defective Packaging or credit any payments made by Client for such Batch. THE OBLIGATION OF CATALENT TO REPLACE CATALENT DEFECTIVE PROCESSING OR CATALENT DEFECTIVE PACKAGING IN ACCORDANCE WITH THE SPECIFICATIONS OR CREDIT PAYMENTS MADE BY CLIENT FOR CATALENT DEFECTIVE PROCESSING OR CATALENT DEFECTIVE PACKAGING SHALL BE CLIENT’S SOLE AND EXCLUSIVE REMEDY UNDER THIS ARTICLE FOR CATALENT DEFECTIVE PROCESSING AND CATALENT DEFECTIVE PACKAGING AND IS IN LIEU OF ANY OTHER WARRANTY, EXPRESS OR IMPLIED.

5.3 Supply of Material for Defective Product. In the event Catalent replaces Product pursuant to Section 5.2, above, Client shall supply Catalent with sufficient quantities of the API in order for Catalent to complete such replacement.

ARTICLE 6

DELIVERY

6.1	Delivery. Catalent shall tender the Product or Packaged Product as applicable, for delivery, […***…] (Incoterms 2000) the Facility. Client shall be responsible for all costs and risk of loss associated with shipment of the Product or Packaged Product, as applicable. Client shall qualify at least […***…] carriers to ship the Product and Packaged Product and then designate the priority of such qualified carriers to Catalent.

6.2 Failure to Take Delivery. If Client fails to take delivery of any Product and/or Packaged Product on any scheduled delivery date, then, beginning […***…] days after the scheduled delivery date, Client shall be invoiced on the first day of the subsequent month for the stored Product and/or Packaged Product and the first day of each subsequent month for reasonable administration and storage costs. For each such Batch of undelivered Product and/or Packaged Product, Client agrees that: (A) Client has made a fixed commitment to purchase such Product and/or Packaged Product, (B) title and risk of loss for such Product and/or Packaged Product passes to Client, (C) such Product and/or Packaged Product shall be on a bill and hold basis for legitimate business purposes, (D) if no delivery date is determined at the time of billing, Catalent shall have the right to ship the Product and/or Packaged Product to Client within one month after billing, and (E) Client will be responsible for any decrease in market value of such Product and/or Packaged Product that relates to factors and circumstances outside of Catalent’s control. Within […***…] days following a written request from Catalent, Client shall provide Catalent with a letter confirming items (A) through (E) of this Section for each Batch of stored Product and/or Packaged Product.

ARTICLE 7

PRICING AND PAYMENT

7.1 Unit Pricing. Client shall pay to Catalent the unit pricing for Product and Packaged Product as set forth on Exhibits B and D (“Unit Pricing”). In the event Client requests services other than Processing or Packaging Product, Catalent shall provide a written quote of the fee for such additional services and Client shall advise Catalent whether it wishes to have such additional services performed by Catalent.

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7.2 Product Maintenance Fee. In partial consideration of the product maintenance services set forth in Section 2.2, Client shall pay Catalent an annual Product Maintenance Fee for Processing of […***…] per each Refrigerated Product strength and […***…] per each Room Temperature Product strength (“Product Maintenance Fee for Processing”) and an annual Product Maintenance Fee for Packaging of […***…] per each Refrigerated Product strength and […***…] per each Room Temperature Product Strength (“Product Maintenance Fee for Packaging”). The Product Maintenance Fee for Processing and the Product Maintenance Fee for Packaging for the Refrigerated Product are payable upon […***…]. The Product Maintenance Fee for Processing and the Product Maintenance Fee for Packaging for the Room Temperature Product are payable upon […***…].

7.3 Price Increase. Product pricing will be subject to […***…] adjustment on […***…] written notice from Catalent. Such pricing adjustment will be effective on […***…], starting with July 1st, 2011. The pricing adjustment will be limited to […***…].

7.4 Taxes; Duty. All taxes, duties and other amounts assessed on the Raw Materials, API, Product or Packaged Product prior to or upon sale to Client are the responsibility of Client, and Client shall reimburse Catalent for any such taxes, duties or other expenses paid by Catalent.

7.5 Product Approval. Notwithstanding the terms set forth above, Client shall use its best efforts to expedite and obtain all regulatory approvals necessary for Catalent to commence production at the Facility (“Regulatory Approvals”).

7.6	Payment Terms. Catalent shall invoice Client for all Product or Packaged Product upon delivery as provided in Section 6.1 and for any amounts due pursuant to Section 4.1, and payment for such invoices shall be due within […***…] after the date of such invoice. In the event payment is not received by Catalent on or before the […***…] after the date of the invoice, then Catalent may, in addition to any other remedies available at equity or in law, at its option, elect to do any one or more of the following: (A) charge interest on the outstanding sum from the due date (both before and after any judgment) at […***…] until paid in full (or, if less, the maximum amount permitted by Applicable Laws); and (B) suspend any further performance hereunder until such undisputed amount is paid in full.

7.7	Client and Third Party Expenses. Except as may be expressly covered by the Product Maintenance Fee for Processing and the Product Maintenance Fee for Packaging, Client shall be responsible for 100% of its own and all third-party expenses associated with Regulatory Approvals and commercialization of Product, including regulatory filings and post-approval marketing studies.

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ARTICLE 8

CHANGES TO SPECIFICATIONS

All Specifications and any changes thereto agreed to by the parties from time to time shall be in writing, dated and signed by the parties. No change in the Specifications shall be implemented by Catalent, whether requested by Client or requested or required by any Regulatory Authority, until the parties have agreed in writing to such change, the implementation date of such change, and any increase or decrease in costs, expenses or fees associated with such change. Catalent shall respond promptly to any request made by Client for a change in the Specifications, and both parties shall use commercially reasonable, good faith efforts to agree to the terms of such change in a timely manner. As soon as possible after a request is made for any change in Specifications, Catalent shall notify Client of the costs associated with such change and shall provide such supporting documentation as Client may reasonably require. Client shall pay all costs associated with such agreed upon changes. If there is a conflict between the terms of this Agreement and the terms of the Specifications, this Agreement shall control.

ARTICLE 9

RECORDS; REGULATORY MATTERS

9.1 Batch Records and Data. Within […***…] days following the completion of Processing and Packaging of each Batch, Catalent shall provide Client with certificates of analysis and certificates of conformance. Notwithstanding the foregoing, in the event that there is an investigation of Processing or Packaging, such investigation and the time to provide the applicable certificates referenced herein shall be in accordance with the Quality Agreement.

9.2 Recordkeeping. Catalent shall maintain true and accurate books, records, test and laboratory data, reports and all other information relating to Processing and Packaging under this Agreement, including all information required to be maintained by all Applicable Laws In accordance with Catalent standard operating procedures. Such information shall be maintained and retained in accordance with cGMP and the terms of the Quality Agreements.

9.3 Regulatory Compliance. Client shall be solely responsible for all permits and licenses required by any regulatory agency with respect to the Product and the Processing and Packaging under this Agreement, including any product licenses, applications and amendments in connection therewith. Catalent will be responsible for maintaining all permits and licenses required by any Regulatory Authority with respect to the Facilities. During the Term, Catalent will assist Client with all regulatory matters relating to Processing and Packaging under this Agreement, at Client’s request and at Client’s expense. Each party intends and commits to cooperate to satisfy all Applicable Laws relating to Processing and Packaging under this Agreement.

9.4 Governmental Inspections and Requests. Catalent shall immediately advise Client if an authorized agent of any Regulatory Authority visits any of the Facilities concerning or affecting the Processing or Packaging of the Product. Catalent shall furnish to Client a copy of the report by such Regulatory Authority, if any, within […***…] days of Catalent’s receipt of such report. Further, upon receipt of a Regulatory Authority request to inspect the Facilities or audit Catalent’s books and records with respect to Processing or Packaging under this Agreement,

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Catalent shall immediately notify Client, and shall provide Client with a copy of any written document received from such Regulatory Authority.

9.5 Client Inspections and Audits.

A. During the Term of this Agreement, duly-authorized employees, agents and representatives of Client shall be granted access at a mutually agreed upon time during regular business hours to only the portion of the Facilities where Catalent Processes or Packages Product for the purpose of inspecting and verifying that Catalent is Processing or Packaging Product in accordance with cGMPs, the Specifications and the Product master batch record. For purposes of this Section 9.5, duly-authorized agents and representatives shall be required to sign Catalent’s standard Confidential Disclosure Agreement prior to being allowed access to Catalent’s Facilities.

B. With due regard for information and operations which constitute Proprietary Information of Catalent, duly-authorized employees, agents and representatives of Client shall have the right to inspect Catalent Batch records relating to Product and those portions of Catalent’s Facilities used for Processing and Packaging Product. Client’s Quality Assurance Manager will arrange audit visits with Catalent Quality Management.

9.6 Recall. In the event Catalent believes a recall, field alert, Product withdrawal or field correction (“Recall”) may be necessary with respect to any Product or Packaged Product provided under this Agreement, Catalent shall immediately notify Client in writing. Catalent will not act to initiate a Recall without the express prior written approval of Client, unless otherwise required by Applicable Laws. In the event Client believes a Recall may be necessary with respect to any Product or Packaged Product provided under this Agreement, Client shall immediately notify Catalent in writing and Catalent shall provide all necessary cooperation and assistance to Client. The cost of any Recall shall be borne by […***…] unless such Recall is caused solely by […***…] breach of its obligations under this Agreement or Applicable Laws or its negligence or willful misconduct, in which case such cost shall be borne by […***…]. For purposes hereof, such cost shall be limited to […***…], in accordance with Article 5; provided, however that, NEITHER PARTY SHALL BE LIABLE IN ANY EVENT FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST REVENUES OR PROFITS OR DAMAGES TO BUSINESS REPUTATION RESULTING FROM SUCH RECALL.

9.7 Quality Agreements. Prior to initiating any Processing or Packaging of the Product, the parties shall execute Quality Agreements for Processing and Packaging (the “Quality Agreements”). In the event of a conflict between any of the provisions of this Agreement and such Quality Agreements with respect to quality-related activities, including compliance with Good Manufacturing Practices, the provisions of the Quality Agreements shall govern. In the event of a conflict between any of the provisions of this Agreement and the Quality Agreements with respect to any commercial matters, including allocation of risk, liability and financial responsibility, the provisions of this Agreement shall govern.

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ARTICLE 10

CONFIDENTIAL INFORMATION

10.1 Mutual Obligation. Catalent and Client agree that they will not disclose the other party’s Confidential Information (defined below) to any third party without the prior written consent of the other party except as required by law or regulation; provided, however, that prior to making any such legally required disclosure, the party making such disclosure shall give the other party as much prior notice of the requirement for and contents of such disclosure as is practicable under the circumstances. Notwithstanding the foregoing, each party may disclose the other party’s Confidential Information to any of its Affiliates which (A) need to know such Confidential Information for the purpose of performing under this Agreement, (B) are advised of the contents of this Section, and (C) agree to be bound by the terms of this Section, provided, however, that only an Affiliate to which such Confidential Information is actually disclosed and received will be bound by the terms of this Section.

10.2 Definition. As used in this Agreement, the term “Confidential Information” includes all such information furnished by Catalent or Client, or any of their respective representatives or Affiliates, to the other or its representatives or Affiliates, whether furnished before, on or after the Effective Date of this Agreement and furnished in any form, including but not limited to written, verbal, visual, electronic or in any other media or manner. Confidential Information includes all proprietary technologies, know-how, trade secrets, discoveries, inventions and any other intellectual property (whether or not patented), analyses, compilations, business or technical information and other materials prepared by either party, or any of their respective representatives, containing or based in whole or in part on any such information furnished by the other party or its representatives. Confidential Information also includes the existence of this Agreement and its terms.

10.3 Exclusions. Confidential Information does not include, however, information concerning Catalent or Client that (A) is or becomes generally available to the public or within the industry to which such information relates other than as a result of a breach of this Agreement, (B) is already known by the receiving party at the time of disclosure as evidenced by the receiving party’s written records, (C) becomes available to the receiving party on a non-confidential basis from a source that is entitled to disclose it on a non-confidential basis, or (D) was or is independently developed by or for the receiving party without reference to the Confidential Information, as evidenced by the receiving party’s written records.

10.4	Survival. The obligations of this Article 10 will terminate […***…] years from the expiration of this Agreement.

10.5 No Implied License. Except as otherwise set forth herein, the party receiving Confidential Information will obtain no right of any kind or license under any patent application or patent by reason of this Agreement. All Confidential Information will remain the sole property of the party disclosing such information or data.

10.6 Return of Confidential Information. Upon termination of this Agreement, the party to which Confidential Information has been disclosed will, upon request, promptly return within […***…] days all such information, including any copies thereof, and cease its use or, at the request of the party transmitting such Confidential Information, will promptly destroy the same

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and certify such destruction to the transmitting party; except for a single copy thereof which may be retained for the sole purpose of determining the scope of the obligations incurred under this Agreement.

ARTICLE 11

INTELLECTUAL PROPERTY

All Catalent Technology, including, without limitation, all improvements, developments, derivatives or modifications to the Catalent Technology, shall be owned exclusively by Catalent and, except as set forth herein, no right or license in Catalent Technology is transferred or granted to Client. All Client Technology, including, without limitation, all improvements, developments, derivatives or modifications to the Client Technology shall be owned exclusively by Client. For purposes hereof, “Catalent Technology” means all Softgel Technology, Catalent Confidential Information, intellectual property, and developments (including, all patents, patent applications, know-how, inventions, designs, concepts, improvements, technical information, manuals, instructions or specifications), owned, licensed or used by Catalent in developing, formulating, manufacturing, filling, processing or packaging of pharmaceuticals and the packaging equipment, processes or methods of packaging, or any improvements to any of the foregoing, including any container, pouch, vial, ampoule, blister pack or other form of container developed by Catalent. For purposes hereof, “Client Technology” means all Client Confidential Information, proprietary information, intellectual property and developments (including, without limitation, patents, patent applications, know-how, inventions, designs, concepts, improvements, technical information, specifications, trademarks or trade names), owned, developed, licensed or used by Client in connection with its business. Client Technology includes the API, the API bulk container specifications, and the API fill solution preparation, all of which are provided by Client to Catalent in accordance with the API Specifications. Client hereby grants to Catalent a non-exclusive, royalty-free license to use any and all right, title and interest in the Client Technology as may be necessary for Catalent to perform its obligations under this Agreement. All inventions relative to generic API shall belong to the party making such inventions.

ARTICLE 12

REPRESENTATIONS AND WARRANTIES

12.1 Catalent. Catalent represents and warrants to Client that:

A. at the time of delivery of the Product as provided in Section 6.1, such Product will conform to and will have been Processed and/or Packaged in conformance with the Product Specifications and Applicable Laws; provided that Catalent shall not be liable for defects attributable to API or other Client supplied materials (including artwork, packaging, and labeling);

B. it has, and shall have, good, complete and valid rights to utilize the Catalent Technology utilized in connection with the Product and as contemplated by this Agreement. To its knowledge, there are no patents owned by others related to the Catalent Technology used with the Product which would be infringed or misused by Catalent’s performance of the Agreement and, to its knowledge, there are no trade secrets or other proprietary rights of others related to the Catalent Technology used with the Product which would be infringed or misused by Catalent’s performance of this Agreement;

C. All Products will be Processed and Packaged at the Facilities; and

D. Catalent will comply with all Applicable Laws relative to Catalent’s performance under this Agreement.

E. THE LIMITED WARRANTY SET FORTH IN THIS SECTION 12.1 IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY AND ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. EXCEPT FOR THE WARRANTY EXPRESSED IN THIS SECTION 12.1, CATALENT MAKES NO OTHER WARRANTY, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE PROCESSING OR THE PRODUCT. IN ADDITION, CATALENT HEREBY DISCLAIMS LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES FOR BREACH OF ANY EXPRESS OR IMPLIED WARRANTY, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY AND ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO PRODUCT.

12.2 Client. Client represents, warrants and covenants to Catalent that:

A. the API and any other materials supplied by Client to Catalent (“Client-supplied Materials”) will comply with all applicable API Specifications, will have been produced in compliance with the Applicable Laws, and will be provided in accordance with the terms and conditions of this Agreement;

B. it has all necessary authority and all right, title and interest in and to any intellectual property related to the Client-supplied materials;

C. no specific safe handling instructions, health and environmental information or material safety data sheets are applicable to the Product, API, or to and any Client-supplied materials, except as disclosed to Catalent in writing by the Client in sufficient time for review and training by Catalent prior to delivery;

D. all Product and Packaged Product delivered to Client by Catalent will be held, used and/or disposed of by the Client in accordance with all Applicable Laws;

E. Client will comply with all laws, rules, regulations and guidelines applicable to Client’s performance under this Agreement and its use of Products or Packaged Product provided by Catalent under this Agreement;

F. Client will not release any Batch of Product or Packaged Product if the required certificates of analysis indicate that the Product or Packaged Product does not comply with the Specifications;

G. the content of all artwork, packaging, and labeling provided to Catalent complies with all Applicable Laws;

H. Client has all necessary authority and right, title and interest in and to any copyrights, trademarks, trade secrets, patents, inventions and developments related to the Product and any Product artwork necessary for the performance of this Agreement;

I. to the knowledge of Client, the work to be performed by Catalent under this Agreement will not violate or infringe upon any trademark, tradename, copyright, patent or other rights held by any person or entity; and

J. Client shall not market or sell, or license any other party to market or sell, the Product without first making every reasonable effort to ensure that the Product and Packaged Product is safe and effective for its intended purpose or any other purpose for which such Product or Packaged Product might reasonably be utilized. Client will be solely responsible for and will obtain all governmental approvals, permits and licenses necessary or desirable in connection with the testing, marketing, sale, advertising or distribution of the Product and Packaged Product in the Territory.

K. Client shall have obtained all applicable licenses, permits, and registrations required for the transport and distribution of API and supplies to Catalent.

12.3 Mutual. Each party hereby represents and warrants to the other party that:

A. such party (1) is duly organized, validly existing and in good standing under the laws of the state in which it is organized, (2) has the power and authority and the legal right to own and operate its property and assets, and to carry on its business as it is now being conducted, and (3) is in compliance with all requirements of Applicable Law, except to the extent that any noncompliance would not materially adversely affect such party’s ability to perform its obligations under the Agreement;

B. such party (1) has the power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder and thereunder and (2) has taken all necessary action on its part to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder;

C. this Agreement has been duly executed and delivered on behalf of such party, and constitutes a legal, valid, binding obligation, enforceable against such party in accordance with its terms;

D. all necessary consents, approvals and authorizations of all agencies and other persons required to be obtained by such party in connection with the Agreement have been obtained; and

E. the execution and delivery of this Agreement and the performance of such party’s obligations hereunder (1) do not conflict with or violate any requirement of Applicable Laws or any material contractual obligation of such party and (2) do not materially conflict with, or constitute a material default or require any consent under, any material contractual obligation of such party.

ARTICLE 13

INDEMNIFICATION

13.1 Indemnification by Catalent.

A. Catalent shall indemnify and hold harmless Client, its Affiliates, directors, officers, employees and agents from and against any suits, claims, losses, demands, liabilities, damages, costs and expenses (including costs, reasonable attorney’s fees and reasonable investigative costs) in connection with any suit, demand or action by any third party arising out of or resulting from (i) any negligence, willful misconduct or breach of this Agreement by Catalent, except to the extent that any of the foregoing arises out of or results from the breach of this Agreement by Client or the negligence or willful misconduct of Client; and (ii) any actual or alleged infringement or violation of any third party patent, trade secret, copyright, trademark or other proprietary rights by Catalent Technology.

B. Catalent shall indemnify Client against any damages, costs or expenses in connection with any loss, damage or destruction of API to the extent such loss, damage or destruction arises directly from the willful misconduct of Catalent. This indemnification shall apply to all loss, damage or destruction occurring from the time of receipt of the API by Catalent until delivery of Product to Client […***…] the Facility as specified hereunder.

13.2 Indemnification by Client. Client shall indemnify and hold harmless Catalent, its Affiliates, directors, officers employees and agents from and against all suits, claims, losses, demands, liabilities, damages, costs and expenses (including costs, reasonable attorney’s fees and reasonable investigative costs) in connection with any suit, demand or action by any third party arising out of or resulting from (A) any breach of its representations, warranties or obligations set forth in this Agreement; (B) any use, manufacture, packaging, sale, promotion or distribution of Product by Client, or use of, or exposure to, the API or Product, including, without limitation, product liability or strict liability; (C) Client’s exercise of control over the Processing or Packaging under this Agreement, to the extent that Client’s instructions or directions violate Applicable Law; (D) any actual or alleged infringement or violation of any third party patent, trade secret, copyright, trademark or other proprietary rights by Confidential Information or other information provided by Client, including Client-supplied materials; or (E) any negligence or willful misconduct by Client, except to the extent that any of the foregoing arises out of or results from the breach by Catalent of this Agreement, or the negligence or willful misconduct of Catalent.

13.3 Indemnification Procedures. All indemnification obligations in this Agreement are conditioned upon the party seeking indemnification promptly notifying the indemnifying party of any claim or liability of which the party seeking indemnification becomes aware (including a copy of any related complaint, summons, notice or other instrument), cooperating with the indemnifying party in the defense of any such claim or liability (at the indemnifying party’s expense), and not compromising or settling any claim or liability without prior written consent of the indemnifying party.

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ARTICLE 14

LIMITATIONS OF LIABILITY

14.1 EXCEPT IN THE CASE OF […***…], CATALENT SHALL HAVE NO LIABILITY UNDER THIS AGREEMENT FOR ANY AND ALL CLAIMS FOR […***…].

14.2 EXCEPT IN THE CASE OF […***…], CATALENT’S TOTAL LIABILITY UNDER THIS AGREEMENT IN ANY CONTRACT YEAR SHALL IN NO EVENT EXCEED […***…].

14.3	NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF PERFORMANCE UNDER THIS AGREEMENT, INCLUDING LOSS OF REVENUES, REPUTATION, PROFITS OR DATA, WHETHER IN CONTRACT OR IN TORT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 15

INSURANCE

15.1 Catalent. Catalent shall, at its own cost and expense, obtain and maintain in full force and effect the following insurance during the term of this Agreement:

(A)	Commercial General Liability insurance with a per-occurrence limit of not less than […***…];

(B)	Products and Completed Operations Liability Insurance with per-occurrence limit of not less than […***…];

(C)	Workers’ Compensation and Employer’s Liability Insurance with statutory limits for Workers’ Compensation and Employer’s Liability insurance limits of not less than […***…] per accident; and

(D)	Professional Services Errors & Omissions Liability Insurance with per claim and aggregate limits of not less than […***…].

The parties hereby acknowledge and agree that Catalent may self-insure all or any portion of the above-required insurance. In the event that any of the required policies of insurance are written on a claims made basis, then such policies shall be maintained during the entire term of this Agreement and for a period of not less than […***…] years following the termination or expiration of this Agreement. Catalent shall obtain a waiver from any insurance carrier with whom Catalent carries Workers’ Compensation insurance releasing its subrogation rights against Client. Catalent shall furnish to Customer a certificate of insurance or other evidence of the required insurance and additional insured status as soon as practicable after the Effective Date and within […***…] days after renewal of such policies, and such certificate shall provide that the insurer will give

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Client at least […***…] days’ written notice of any material change in or cancellation of such insurance. Each insurance policy which is required under this Agreement, other than self-insurance, shall be obtained from an insurance carrier with an A.M. Best rating of at least A- VII.

15.2 Client Insurance. Client shall, at its own cost and expense, obtain and maintain in full force and effect the following insurance during the term of this Agreement:

(A)	Commercial General Liability insurance with per-occurrence limit of not less than […***…];

(B)	Products and Completed Operations Liability Insurance with per-occurrence limit of not less than […***…];

(C)	Workers’ Compensation and Employer’s Liability Insurance with statutory limits for Workers’ Compensation and Employer’s Liability insurance limits of not less than […***…] per accident; and

(D)	All risk Property Insurance, including transit coverage, in an amount equal to full replacement value covering Client’s property while it is at Catalent’s facilities or in transit to, from, or between Catalent’s facilities.

Client shall maintain levels of insurance sufficient to meet its obligations under this Agreement. In the event that any of the required policies of insurance are written on a claims made basis, then such policies shall be maintained during the entire term of this Agreement and for a period of not less than […***…] years following the termination or expiration of this Agreement. Client shall obtain a waiver from any insurance carrier with whom Client carries Property Insurance releasing its subrogation rights against Catalent. Client shall not seek reimbursement for any property claim or portion thereof that is not fully recovered from Client’s Property Insurance policy. Client shall obtain a waiver from any insurance carrier with whom Client carries Workers’ Compensation insurance releasing its subrogation rights against Catalent. Catalent Pharma Solutions, Inc. and its subsidiaries and Affiliates shall be named as additional insureds under the Products and Completed Operations Liability insurance policies with respect to the products and completed operations outlined in this Agreement. Client shall furnish certificates of insurance evidencing the required insurance policies and additional insured status to Catalent as soon as practicable after the Effective Date of the Agreement and within […***…] days after renewal of such policies, and such certificate shall provide that the insurer will give Catalent at least […***…] days’ written notice of any material change in or cancellation of such insurance. Each insurance policy that is required under this Agreement shall be obtained from an insurance carrier with an A.M. Best rating of at least A- VII.

ARTICLE 16

TERM AND TERMINATION

16.1 Term. This Agreement shall commence on the Effective Date and shall continue for a period of […***…] Contract Years, unless earlier terminated under Section 16.2 (the

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“Initial Term”). After the Initial Term, this Agreement will be renewed automatically for further periods of […***…] years (each, a “Renewal Term”) unless and until one party gives the other party at least […***…] months’ prior written notice of its desire to terminate as of the end of the then-current Term. The Initial Term and any Renewal Term shall constitute the Term.

16.2 Termination by Either Party.

A. Material Breach. Either party may terminate this Agreement effective upon […***…] prior written notice to the other party, if the other party commits a material breach of this Agreement and fails to cure such breach by the end of such […***…] period.

B. Bankruptcy. Either party may terminate this Agreement effective upon written notice to the other party, if the other party becomes insolvent or admits in writing its inability to pay its debts as they become due, files a petition for bankruptcy, makes an assignment for the benefit of its creditors or has a receiver, trustee or other court officer appointed for its properties or assets.

C. Termination Without Cause. Either party may terminate this Agreement upon […***…] prior written notice to the other party.

16.3	Effect of Termination.

A. Expiration or termination of this Agreement shall be without prejudice to any rights or obligations that accrued to the benefit of either party prior to such expiration or termination.

B. In the event of any termination, Catalent shall promptly return (1) any remaining inventory of materials received from Client, (2) all remaining inventories of API, Product, or Packaged Product and (3) any other API, Product, or Packaged Product being stored for Client, to Client at Client’s expense. Catalent shall have no obligation to return the foregoing until all outstanding invoices sent by Catalent to Client have been paid in full. Client shall also be required to pay for (X) completed but not yet shipped Product or Packaged Product; and (Y) Product and Packaged Product in process and Product and Packaged Product shipped but not yet invoiced in the event that this Agreement is terminated for reasons other than Catalent’s default. In the event Client breaches or terminates this Agreement (other than pursuant to Section 16.2(A) or (B) hereof) or if Catalent terminates this Agreement under Section 16.2(A) or (B) hereof, Client will also be required to pay Catalent for its direct cost of all materials purchased by Catalent for Processing and Packaging in accordance with the Firm Commitment (including packaging materials at […***…]). Client shall specify the location in the continental United States to which delivery, at Client’s expense, of the foregoing is to be made.

ARTICLE 17

NOTICE

All notices and other communications hereunder shall be in writing and shall be deemed given: (A) when delivered personally; (B) when delivered by facsimile transmission (receipt

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verified); (C) when received or refused, if mailed by registered or certified mail (return receipt requested), postage prepaid; or (D) when delivered, if sent by express courier service, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof):

To Client:	Insys Therapeutics, Inc.
10220 South 51st Street, Suite 2
Phoenix, AZ 85044
Facsimile: (602) 910-2627

To Catalent:		Catalent Pharma Solutions, LLC
14 Schoolhouse Rd
Somerset, NJ 08873
Attn: Vice President/General Manager, Pharmaceutical
Softgel
Facsimile: (732) 537-6480

Catalent Pharma Solutions, LLC
Packaging Services
3001 Red Lion Road
Philadelphia, PA 19114
Attn: President, Packaging
Facsimile: (215) 613-3000

With a copy to:		Catalent Pharma Solutions, LLC
14 Schoolhouse Road
Somerset, NJ 08873
Attn: Legal Dept.
Facsimile: (732) 537-6491

ARTICLE 18

MISCELLANEOUS

18.1 Entire Agreement; Amendments. This Agreement is the entire understanding between the parties and supersedes any contracts, agreements or understanding (oral or written) of the parties with respect to the subject matter hereof. No term of this Agreement may be amended except upon written agreement of both parties, unless otherwise provided in this Agreement.

18.2 Captions. The captions in this Agreement are for convenience only and are not to be interpreted or construed as a substantive part of this Agreement

18.3 Further Assurances. The parties agree to execute, acknowledge and deliver such further instruments and to take all such other incidental acts as may be reasonably necessary or appropriate to carry out the purpose and intent of this Agreement.

18.4 No Waiver. Failure by either party to insist upon strict compliance with any term of this Agreement in any one or more instances will not be deemed to be a waiver of its rights to insist upon such strict compliance with respect to any subsequent failure.

18.5 Severability. If any term of this Agreement is declared invalid or unenforceable by a court or other body of competent jurisdiction, the remaining terms of this Agreement will continue in full force and effect.

18.6 Independent Contractors. The relationship of the parties is that of independent contractors, and neither party will incur any debts or make any commitments for the other party except to the extent expressly provided in this Agreement. Nothing in this Agreement is intended to create or will be construed as creating between the parties the relationship of joint ventures, co-partners, employer/employee or principal and agent.

18.7 Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties, their successors and permitted assigns. Neither party may assign this Agreement, in whole or in part, without the prior written consent of the other party, except that either party may, without the other party’s consent, assign this Agreement to an Affiliate or to a successor to substantially all of the business or assets of the assigning company or the assigning company’s business unit responsible for performance under this Agreement.

18.8 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New Jersey, excluding its conflicts of law provisions. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

18.9 Alternative Dispute Resolution. If a dispute, controversy or disagreement (“Dispute”) arises between the parties in connection with this Agreement, then the Dispute shall be presented to the respective presidents or senior executives of Catalent and Client for their consideration and resolution. If such parties cannot reach a resolution of the Dispute, then such Dispute shall be resolved by binding alternative dispute resolution in accordance with the then existing commercial arbitration rules of The CPR Institute for Dispute Resolution, 366 Madison Avenue, New York, NY 10017. Arbitration shall be conducted in the jurisdiction of the defendant party.

18.10 Prevailing Party. In any dispute resolution proceeding between the parties in connection with this Agreement, the prevailing party will be entitled to its reasonable attorney’s fees and costs in such proceeding.

18.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or email (pdf.) transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes.

18.12 Publicity. Neither party will make any press release or other public disclosure regarding this Agreement or the transactions contemplated hereby without the other party’s express prior written consent, except as required under Applicable Laws or by any governmental agency or by the rules of any stock exchange on which the securities of the disclosing party are listed, in which case the party required to make the press release or public disclosure shall use commercially reasonable efforts to obtain the approval of the other party as to the form, nature and extent of the press release or public disclosure prior to issuing the press release or making the public disclosure.

18.13 Setoff. Without limiting Catalent’s rights under law or in equity, Catalent and its Affiliates, parent or related entities, collectively or individually, may exercise a right of set-off against any and all amounts due to Catalent from Client. For purposes of this Section, Catalent, its Affiliates, parent or related entities shall be deemed to be a single creditor.

18.14 Survival. The rights and obligations of the parties shall continue under Sections 9.2 (Recordkeeping) and 9.6 (Recall), and Articles 10 (Confidential Information), 11 (Intellectual Property), 13 (Indemnification), 14 (Limitations of Liability), 15 (Insurance) to the extent expressly stated therein, 16.3 (Effects of Termination), 17 (Notice), and 18 (Miscellaneous), notwithstanding expiration or termination of this Agreement.

18.15 Force Majeure. Except as to payments required under this Agreement, neither party will be liable for, nor shall this Agreement be terminable or cancelable by reason of, any delay or default in such party’s performance hereunder if such default or delay is caused by events beyond such party’s reasonable control, including but not limited to, acts of God, raw material shortage, regulation or law or other action or failure to act of any government or agency thereof, war or insurrection, civil commotion, destruction of production facilities or materials by earthquake, fire, flood, or weather, labor disturbances, failure of suppliers, public utilities or common carriers; provided, however, that the party seeking relief hereunder shall immediately notify the other party of such cause beyond such party’s reasonable control. The party invoking this section shall use all reasonable endeavors to reinstate its ongoing obligation to the other party. If the cause shall continue beyond […***…] in any […***…] period, then both parties shall meet to discuss and negotiate in good faith what modifications to this Agreement should result from this force majeure.

IN WITNESS WHEREOF, the parties have caused their duly-authorized representative to execute this Agreement effective as of the date first written above.

CATALENT PHARMA SOLUTIONS, LLC		INSYS THERAPEUTICS, INC.

Signature:	/s/ Aris Gennadios	Signature:	/s/ Michael Babich

Name:	Aris Gennadios	Name:	Michael Babich

Title:	VP/GM, Pharmaceutical Softgel	Title:	C.E.O.

Signature Page to Softgel Commercial Manufacturing and Packaging Agreement

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*** Confidential Treatment Requested

PDS-QA-0054-05, Version 1.0

Printed On

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*** Confidential Treatment Requested

PDS-QA-0054-05, Version 1.0

Printed On

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*** Confidential Treatment Requested

PDS-QA-0054-05, Version 1.0

Printed On

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*** Confidential Treatment Requested

PDS-QA-0054-05, Version 1.0

Printed On

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*** Confidential Treatment Requested

PDS-QA-0054-05, Version 1.0

Printed On

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*** Confidential Treatment Requested

PDS-QA-0054-05, Version 1.0

Printed On

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*** Confidential Treatment Requested

EXHIBIT B

UNIT PRICING, FEES AND MINIMUM REQUIREMENT

UNIT PRICING FOR PROCESSING
Refrigerated or Room Temperature Product	Dosage Form	Initial Unit Price*
Dronabinol 2.5 mg	Bulk Softgels (theoretical batch size of […***…] softgels)	$[…***…] per thousand shipped softgels
Dronabinol 5 mg	Bulk Softgels (theoretical batch size of […***…] softgels)	$[…***…] per thousand shipped softgels
Dronabinol 10 mg	Bulk Softgels (theoretical batch size of […***…] softgels)	$[…***…] per thousand shipped softgels

•

The Unit Price for the six (6) initial process validation lots of the Refrigerated Product (three lots of the 5 mg strength, two lots of 2.5 mg strength, and one lot of the 10 mg strength), but not for any process validation lots of the Room Temperature Product, will be […***…] per thousand softgels for each strength. Within each Contract Year during the Initial Term, the then Unit Price for Processing will be reduced by […***…] percent ([…***…]%) for the incremental volume of bulk softgels exceeding […***…] invoiced bulk softgels. For example, during the first Contract Year, the Unit Price for incremental volume of bulk softgels exceeding […***…] invoiced bulk softgels will be […***…] per thousand softgels for each of the 2.5 mg and 5 mg strengths, and […***…] per thousand softgels for the 10 mg strength. Shipments of both Refrigerated Product and Room Temperature Product will be included in the calculation of the first […***…] bulk softgels invoiced within each Contract Year. For the avoidance of doubt, the six initial process validation lots of the Refrigerated Product will not be included in the calculation for the […***…] bulk softgels invoiced in the first Contract Year.

•

If any lot of API received by Catalent for Processing has a net weight below […***…], Catalent will invoice Client for the lot of bulk softgels manufactured with such API lot as follows: i) for resulting lots of the 2.5 mg and 5 mg strengths of bulk softgels, Catalent will invoice Client at the then current price for the number of shipped bulk softgels or for […***…] bulk softgels, whichever is greater; and ii) for resulting lots of the 10 mg strength of bulk softgels, Catalent will invoice Client at the then current price for the number of shipped bulk softgels or for […***…] bulk softgels, whichever is greater.

*** Confidential Treatment Requested

UNIT PRICING FOR PACKAGING
Refrigerated or Room Temperature Product	Packaging Configuration	Initial Unit Price
Dronabinol 2.5 mg	Bottles	See Exhibit D
Dronabinol 5 mg	Bottles	See Exhibit D
Dronabinol 10 mg	Bottles	See Exhibit D

MINIMUM REQUIREMENT for PROCESSING (REFRIGERATED OR ROOM TEMPERATURE PRODUCT COMBINED)
Contract Year	Product/Dosage Form	Minimum Requirement (excluding APMF)
Contract Year 1	Bulk Softgels	$[…***…] of Processed Product
Contract Year 2	Bulk Softgels	$[…***…] of Processed Product
Contract Year 3	Bulk Softgels	$[…***…] of Processed Product
Contract Year 4	Bulk Softgels	$[…***…] of Processed Product
Contract Year 5	Bulk Softgels	$[…***…] of Processed Product

MINIMUM REQUIREMENT for PACKAGING (REFRIGERATED OR ROOM TEMPERATURE PRODUCT COMBINED)
Contract Year	Packaging Configuration	Minimum Requirement (excluding APMF)
Contract Year 1	Bottles	[…***…] 60-count Bottles
Contract Year 2	Bottles	[…***…] 60-count Bottles
Contract Year 3	Bottles	[…***…] 60-count Bottles
Contract Year 4	Bottles	[…***…] 60-count Bottles
Contract Year 5	Bottles	[…***…] 60-count Bottles

ANNUAL PRODUCT MAINTENANCE FEES
APMF for Processing of Refrigerated Product	$[...***...]	Per each Refrigerated Product strength
APMF for Processing of Room Temperature Product	$[...***...]	Per each Room Temperature Product strength
APMF for Packaging of Refrigerated Product	$[...***...]	Per each Refrigerated Product strength
APMF for Packaging of Room Temperature Product	$[...***...]	Per each Room Temperature Product strength

*** Confidential Treatment Requested

PROJECT MILESTONE FEE PAYABLE UPON SIGN-OFF OF THE PROCESS VALIDATION REPORT FOR PROCESSING BY CATALENT AND CLIENT
$[…***…]	Per each Refrigerated Product strength
$[…***…]	Per each Room Temperature Product strength

*** Confidential Treatment Requested

EXHIBIT C

CLIENT SUPPLIED MATERIALS AND API SPECIFICATIONS

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*** Confidential Treatment Requested

PDS-QA-0054-05, Version 1.0

Printed On

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*** Confidential Treatment Requested

PDS-QA-0054-05, Version 1.0

Printed On

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*** Confidential Treatment Requested

PDS-QA-0054-05, Version 1.0

Printed On

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*** Confidential Treatment Requested

PDS-QA-0054-05, Version 1.0

Printed On

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*** Confidential Treatment Requested

PDS-QA-0054-05, Version 1.0

Printed On

EXHIBIT D

PACKAGING PRICING and QUOTATION

(AS FOLLOWS)

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*** Confidential Treatment Requested

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*** Confidential Treatment Requested

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*** Confidential Treatment Requested

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*** Confidential Treatment Requested

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*** Confidential Treatment Requested

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*** Confidential Treatment Requested

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*** Confidential Treatment Requested

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*** Confidential Treatment Requested

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*** Confidential Treatment Requested

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*** Confidential Treatment Requested